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                                                                    EXHIBIT 23.7

                           CONSENT OF IAN R.G. EDMONDS


The undersigned, Ian R.G. Edmonds, hereby consents to being named as a director nominee in the Registration Statement on Form SB-2 of Muse Technologies, Inc. (Registration No. 333-46152) dated November 14, 2000.



November 14, 2000                           /s/ Ian R.G. Edmonds
                                            --------------------------
                                            Ian R.G. Edmonds